UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                November 7, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  0-21930                    77-0340829
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



        542 Flynn Road, Camarillo, California                      93012
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements. None.

         (b)      Pro Forma Financial Information. None.

         (c)      Exhibits.

                  99.1 Press Release dated November 7, 2003, published by BioSource International, Inc. (the "Company").

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 7, 2003, the Company issued a press release regarding its financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIOSOURCE INTERNATIONAL, INC.



November 7, 2003                                /s/ Charles C. Best
                                              ----------------------------------
                                              Charles C. Best
                                              Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

     99.1                 Press Release dated November 7, 2003, published by the
                          Company.